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                                                                   Exhibit 10.25


                                                            Reference Number:___


THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. THIS PROMISSORY NOTE MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SUCH LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.



                                PROMISSORY NOTE
                         Dated as of February 23, 2000
                                    $98,000



          FOR VALUE RECEIVED, the undersigned (hereinafter called the "Borrower") hereby promises to pay to Western Multiplex Corporation, a Delaware corporation ("WMC" or the "Lender"), or its registered assigns, at its office at 1196 Borregas Avenue, Sunnyvale, California 94089, or at such other address in the United States as the Lender or any subsequent holder of this Promissory Note shall stipulate in written notice to the Borrower, the aggregate principal amount of the loan (the "Loan") made by the Lender to the Borrower evidenced hereby together with interest thereon at the rate specified in Section 1(b) below, all in accordance with the following terms and provisions.



     This Promissory Note is being issued to finance the Borrower's purchase of 200,000 shares of Class A common stock of WMC Holding Corp., a Delaware corporation ("Holding"), par value $.01 per share (the "Assisted Shares"), pursuant to the Subscription and Employee Stockholder's Agreement, dated as of February 23, 2000, among the Lender, Holding, Borrower and Ripplewood Partners, L.P (the "Employee Stockholder's Agreement"). All capitalized terms used herein but not defined shall have the meaning attributed to them in the Employee Stockholder's Agreement.



          SECTION 1.  Payment of Principal and Interest.  (a) Subject to Section
                      ---------------------------------
2 below, the principal amount shall be due and payable in full on the earlier of
(i) the 30th day following the date on which WMC and Holding exercise a Call Right pursuant to Section 6 of the Employee Stockholder's Agreement and (ii) the tenth anniversary of the date hereof (the earlier of such dates, the "Final Maturity Date").


          (b) Subject to Section 2 below, interest on each Loan will accrue at the rate of 8% per annum, payable annually in arrears and if not paid, shall be due and payable on the Final Maturity Date.


          (c) All payments of principal and interest hereunder shall be made in lawful money of the United States of America.
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          SECTION 2.  Prepayments.  (a)  Mandatory Prepayments.  All proceeds
                      -----------        ---------------------
from the repurchase by WMC of all or any portion of the Employee Stockholder's Stock (collectively, the "Repurchase Proceeds") will be paid to WMC and credited to the payment of this Promissory Note as follows:


          (i) to the prepayment of the accrued interest on the aggregate amount of the principal of the Loan; and

          (ii) to the prepayment in full of the principal amount of the Loan.


          (b)  Optional Prepayments.  All distributions made in respect of, and
               --------------------
proceeds from the sale of all or any portion of the Employee Stockholder's Stock (collectively, "Sale Proceeds") may be paid, at the Employee Stockholder's option, to WMC and credited to the prepayment of this Promissory Note as follows:


          (i) to the prepayment of the accrued interest on the aggregate amount of the principal of the Loan; and

          (ii) to the prepayment in full of the principal amount of the Loan.


          (c) From time to time the Borrower may prepay the Loan, in whole or in part, without premium or penalty, upon at least four days' prior notice to the Lender. If any notice of prepayment is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to the payment date on the amount prepaid. Amounts prepaid may not be reborrowed.

          (d) Prepayments of principal shall be applied first to the "Recourse Portion" (as defined in Section 3(b) below) of the Loan until the Recourse Portion of the Loan is repaid in full, after which this Promissory Note shall be non-recourse as provided in Section 3(b) below.

          SECTION 3.  Security; Limited Recourse.  (a)  Payments on account of
                      --------------------------
the principal and interest on the Loan are and shall be secured for the benefit of Lender pursuant to the terms of that certain Pledge and Security Agreement dated as of the date hereof by and between the Borrower, as borrower, and the Lender, as secured party (the "Pledge Agreement"). The holder of this Promissory Note is entitled to the benefits of the Pledge Agreement and the security referred to therein, to which reference is hereby made for a description of the properties and rights included in such security, the nature of such security and the rights of the parties with respect to such security. The Lender may enforce the agreements of the Borrower contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.


     (b) The Lender shall have full recourse against the Borrower with respect to up to fifty percent (50%) of the principal amount of this Promissory Note
(the "Recourse Principal Amount") and shall have full recourse against the Borrower with respect to one-hundred percent (100%) of the full amount of the interest which shall accrue and become payable pursuant to Section 1(b) this Promissory Note (the Recourse Principal Amount and the interest, together, the "Recourse Portion"); provided that no recourse shall be had by the Lender for
                     --------
any amount of the principal amount of this Promissory Note in excess of the Recourse Principal Amount and any other claim however arising, based upon, or otherwise relating in any manner to, this Promissory Note or the Pledge Agreement, against the Borrower or his successors or assigns, whether by
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                                                                               3

virtue of any statute or rule of law (including without limitation any costs or expenses relating thereto), or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof, expressly waived by the Lender. After repayment in full of the Recourse Portion, Borrower shall have no personal liability to Lender under the Loan or the Pledge Agreement.



          SECTION 4.  Events of Default.  If one or more of the following events
                      -----------------
(individually, an "Event of Default," and collectively, "Events of Default") shall occur and be continuing whether such occurrences shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body:


          (a) default shall be made, which default shall continue unremedied for a period of 10 days, in the due and punctual payment of the principal of or interest on Loan made pursuant to this Promissory Note after the same shall have been due and payable (whether at maturity or on a date on which any prepayment of principal and/or interest is due or by acceleration, declaration, demand or otherwise);


          (b) the Borrower shall default in the due performance and observance by it of any other Obligation (as defined in the Pledge Agreement) and any such default shall continue for more than 30 days;

          (c) any representation or warranty to the Lender or Holding contained in this Promissory Note or the Pledge Agreement or the Employee Stockholder's Agreement proves to have been false in any material respect when made;

          (d) the Pledge Agreement shall cease, for any reason, to be in full force and effect in any material respect or any party hereto (other than the Lender) shall so assert or (ii) the security interest created by such Agreement shall cease, for any reason other than a release by the Secured Party (as defined in the Pledge Agreement), to be enforceable and of the same effect and priority purported to be created hereby;

          (e) the Borrower willfully breaches any material covenant or agreement made herein (other than as described in (a) above), in the Pledge Agreement or in the Employee Stockholder's Agreement and such breach shall continue unremedied for a period of 30 days; or

          (f) (i) the Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of borrowers, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a
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general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i) or (ii) above; or (iv) the Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

then, subject to Section 3(b) above, the Lender may, at any time thereafter at its option, declare the Obligations to be due and payable, whereupon the same shall forthwith become due and payable, together with interest (including additional interest, if any) accrued thereon, without presentment, demand, protest or notice of any kind whatsoever, all of which are hereby expressly waived by Borrower.

          SECTION 5.  Certain Waivers and Acknowledgments by Borrower;
                      ------------------------------------------------
Borrower's Representations and Warranties.  (a)  The Borrower and any endorser
-----------------------------------------
of this Promissory Note hereby expressly waive presentment for payment, demand, notice of nonpayment and dishonor, protest, notice of protest and notice of any other kind and waive trial by jury in any action or proceeding arising on, out of, under or by reason of this Promissory Note.

          (b) The Borrower hereby represents, warrants and agrees that this Promissory Note is a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with and subject to its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles) and that the undersigned will make indefeasible payment in full of all amounts due under this Promissory Note as and when due hereunder in accordance with and subject to the terms of this Promissory Note without claiming or asserting any discount, defense, breach of warranty, breach of contract, setoff, counterclaim or other right with respect to any of the contracts or arrangements entered into with or by Lender, Holding or any of their respective affiliates in connection with the purchase of the Assisted Shares or otherwise. The obligations represented by this Promissory Note shall be absolute irrespective of any setoff, claim, counterclaim, defense or other right which the Borrower may have against anyone for any reason whatsoever.

          SECTION 6.  Miscellaneous.  (a)  This Promissory Note shall be binding
                      --------------
upon and enforceable against the Borrower and his or her heirs, successors and assigns. The Borrower shall not have the right to assign all or any part of its rights or obligations under this Promissory Note without the consent of the Lender, which consent may be withheld in the sole discretion of the Lender.

          (b) Subject to Section 3(b) above, the Borrower agrees to indemnify the Lender and to hold the Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of a default by the Borrower in the payment when due of the principal amount of or interest on any Loan.
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          (c)  In addition to any rights and remedies of the Lender provided by law, the Lender shall have the right, subject to Section 3(b) above, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all amounts at any time held or owing to the Borrower on account of its Stock, and, unless the Lender otherwise consents, the Lender shall have the right to receive, and Lender and Holding are hereby authorized and directed by the Borrower to retain; or pay to the Lender, as the case may be, any amounts distributable or payable to the Borrower in respect of the Borrower's Stock.

          (d) The obligations of the Borrower hereunder shall not be contingent upon or affected by any similar undertaking of any other employee of WMC. The Borrower agrees that the Lender may proceed to enforce this Promissory Note without also proceeding to enforce any comparable note executed by any other employees of WMC.

          (e) Subject to Section 3(b) above, neither the sale or liquidation of WMC nor the transfer of all or any portion of the Borrower's Stock shall affect the liability of the Borrower under this Promissory Note unless and to the extent that the Lender shall have executed and delivered to the Borrower a written consent to the release, or assumption by another party acceptable to the Lender in its sole discretion, of the liability of the Borrower under this Promissory Note. The Lender may assign its rights under this Promissory Note (and under the similar notes of the other employees of WMC) without having to obtain the consent of the Borrower or of any of the other employees.

          (f) The Borrower shall not have any right of subrogation to or contribution from any person whatsoever with respect to any payments which the Borrower may make pursuant to this Promissory Note.

          (g) This Promissory Note shall be governed by and construed in accordance with the laws of the State of California. The Borrower hereby irrevocably submits to the jurisdiction of any state or Federal court sitting in the State of California for the purposes of any suit, action or other proceeding arising out of or relating to this Promissory Note. The Borrower hereby waives and agrees not to assert in any such proceeding a claim that the Borrower is not personally subject to the jurisdiction of the court referred to above, that the suit or action was brought in an inconvenient forum or that the venue of the suit or action is improper.

          (h) No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
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          (i)  If any provision of this Promissory Note is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof, and to this extent the provisions hereof shall be severable.

          (j) Except as expressly provided herein, this Promissory Note may not be amended or otherwise modified except by a written instrument signed by the Borrower and the Lender.


          (k)  THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PROMISSORY NOTE OR THE PLEDGE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          (l) All notices and other communications hereunder shall be in writing and delivered, telecopied, or mailed (certified mail, return receipt requested, postage prepaid) to the addresses listed in Section 23 of the Employee Stockholders Agreement.


          IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be executed as of the date hereof.



                                         /s/ Joeseph J. Tavormina
                                         -----------------------------
                                         Joseph J. Tavormina